UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2594

MFS SERIES TRUST IV

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: August 31

Date of reporting period: August 31, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

MFS® Mid Cap Growth Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK GUARANTEE

8/31/09

OTC-ANN

LETTER FROM THE CEO

Dear Shareholders:

In the fall of 2008, the markets took investors on what was perhaps the most tumultuous ride of their lives. Many are now debating when the market will stage a sustainable recovery, but not even the most experienced investor can provide a definitive answer to that question.

Even so, the basic rules of investing have not changed, and the turbulence reinforced the benefits of investing through the waves. Investors who jumped ship early on may have regretted their decisions when the markets gained some traction in the early half of this year. While anyone with a short-term horizon may have needed to take some action, most with longer-term goals probably found the best option was to stick with their long-term strategy.

At MFS® we believe investors are always best served by developing a plan with their investment professionals that addresses specific long-term needs. Most advisors agree that yearly reviews are important to monitor a plan’s progress. Most would also caution their clients against reacting too quickly to the daily news. When markets do recover, they often gain ground in quick, sudden bursts. If you are out of the market, you can easily miss the benefits of these rallies.

Few of us would again like to live through the kind of market turmoil we saw over the past year. But as turbulent as markets were, in our view, they proved that the fundamental principles of long-term investing still apply.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

October 15, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
St. Jude Medical, Inc.	1.6%
MicroStrategy, Inc., “A”	1.5%
Adobe Systems, Inc.	1.5%
IDEXX Laboratories, Inc.	1.5%
Express Scripts, Inc.	1.5%
DreamWorks Animation, Inc., “A”	1.4%
priceline.com, Inc.	1.4%
International Game Technology	1.4%
Tiffany & Co.	1.4%
Ultra Petroleum Corp.	1.3%

Equity sectors
Technology	16.3%
Health Care	12.7%
Industrial Goods & Services	10.1%
Leisure	9.9%
Special Products & Services	9.6%
Financial Services	7.5%
Retailing	6.8%
Energy	6.0%
Basic Materials	5.2%
Transportation	3.8%
Consumer Staples	3.6%
Utilities & Communications	3.1%
Autos & Housing	2.1%

Percentages are based on net assets as of 8/31/09.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2009, Class A shares of the MFS Mid Cap Growth Fund provided a total return of –31.49%, at net asset value. This compares with a return of –20.21% for the fund’s benchmark, the Russell Midcap Growth Index.

Market Environment

The global economy and financial markets experienced substantial deterioration and extraordinary volatility over most of the reporting period. Through the first quarter of 2009, the strong headwinds in the U.S. included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the early stages of the period, a seemingly continuous series of tumultuous financial events hammered markets. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst market decline since the beginning of the credit crisis. The synchronized global downturn in economic activity experienced in the fourth quarter of 2008 and the first quarter of 2009 was among the most intense in the post-World War II period. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. Though credit conditions and equity indices improved considerably during the second half of the period, the degree of financial and macroeconomic dislocation remained significant.

During the first half of the reporting period, the Fed continued to cut interest rates aggressively towards zero, while making increasing use of its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. Policy makers in different countries increasingly sought to coordinate their rescue efforts, which resulted in a number of international actions such as the agreement of swap lines between the Federal Reserve and a number of other central banks and a substantial increase in the financial resources of the International Monetary Fund. By the middle of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity. However, by the end of the period, there emerged broadening signs that the worst of the global macroeconomic

Management Review – continued

deterioration had passed, which caused the subsequent rise in asset valuations. As asset prices rebounded in the second half of the period and the demand for liquidity waned, the debate concerning monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

Detractors from performance

Stock selection in the energy sector was the principal detractor from performance relative to the Russell Midcap Growth Index. The fund’s holdings of poor-performing offshore oil and gas companies Tetra Technologies (g) and Helix Energy Solutions (g) hurt relative results. Helix’s shares sold off sharply in the fourth quarter of 2008 when management withdrew earnings guidance after Hurricane Ike forced the company to shut down most of its oil and gas production. Investor concerns that exploration companies would reduce capital spending following the sharp selloff in crude oil, we believe, also contributed to the stock’s selloff.

Security selection in the health care sector also dampened relative returns over the reporting period. Health care services company Cigna (g), managed health care company Coventry Health Care (g), and genetic disease diagnostics company Affymetrix (aa)(g) were among the fund’s top detractors.

Although stock selection in the industrial goods and services sector had a negative impact on relative performance, no individual stocks within this sector were among the top detractors.

Elsewhere, holdings of women’s apparel company Ann Taylor (g), electronics manufacturing services provider Flextronics (aa), home furnishings and décor retailer Pier 1 Imports (aa)(g), and producer and merchant of iron ore Cliffs Natural Resources negatively impacted the fund’s relative performance. Shares of Cliffs Natural Resources fell as the company was hurt by a dampened outlook for global industrial activity, weakening demand from emerging market economies, and overall reductions in steel production.

The fund’s cash position was a detractor from relative performance. The fund holds cash to buy new holdings and to provide liquidity. The most significant impacts occurred during the second half of the reporting period, when equity markets increased, as measured by the fund’s benchmark. Holding cash in up markets can hurt performance versus the benchmark, which has no cash position.

Contributors to performance

Stock Selection in the consumer staples sector boosted relative performance over the reporting period. Manufacturer and distributor of Pepsi-Cola beverages Pepsi Bottling Group (g) was among the fund’s top contributors. An overweighted position in tobacco company Lorillard (g) also aided relative returns as this stock outperformed the benchmark over the reporting period.

Management Review – continued

Stocks in other sectors that helped relative performance included discount retailer Family Dollar Stores (g), biopharmaceutical company Cubist Pharmaceuticals (aa)(g), diversified mine development and operating company Teck Resources (aa), and automotive parts retailer O’Reilly Automotive (g). Shares of O’Reilly Automotive rose as same-store sales growth grew due, in part, to consumer reluctance to purchase new vehicles in the weakening economy and instead opted to maintain their older vehicles. Overweighted positions in travel service company Priceline.com and networking chip maker Marvell Technology Group (g) also aided relative returns. Not owning diversified conglomerate Textron, which significantly underperformed the benchmark, and selling out of shares of drug maker Endo Pharmaceuticals (g) early in the reporting period, prior to the stock’s decline, were other positive factors for relative results.

Respectfully,

David DeGroff	Eric Fischman
Portfolio Manager	Portfolio Manager

Note to Shareholders: Effective November 20, 2008, David DeGroff and Eric Fischman became co-managers of the fund. Previously, the fund was co-managed by Matthew Krummell and Eric Weigel.

(aa)	Security is not a benchmark constituent.
(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 8/31/09

The following chart illustrates a representative class of the fund's historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 8/31/09

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	12/01/93	(31.49)%	(3.60)%	(2.60)%	N/A
B	12/01/93	(32.01)%	(4.33)%	(3.33)%	N/A
C	8/01/94	(31.94)%	(4.33)%	(3.33)%	N/A
I	1/02/97	(31.28)%	(3.38)%	(2.36)%	N/A
R1	4/01/05	(32.00)%	N/A	N/A	(6.83)%
R2	10/31/03	(31.63)%	(3.96)%	N/A	(3.53)%
R3	4/01/05	(31.52)%	N/A	N/A	(6.14)%
R4	4/01/05	(31.39)%	N/A	N/A	(5.94)%
529A	7/31/02	(31.64)%	(3.90)%	N/A	0.61%
529B	7/31/02	(32.19)%	(4.54)%	N/A	(0.07)%
529C	7/31/02	(32.08)%	(4.52)%	N/A	(0.05)%
Comparative benchmark
Russell Midcap Growth Index (f)		(20.21)%	3.35%	1.52%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(35.43)%	(4.74)%	(3.18)%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		(34.73)%	(4.71)%	(3.33)%	N/A
C With CDSC (1% for 12 months) (x)		(32.62)%	(4.33)%	(3.33)%	N/A
529A With Initial Sales Charge (5.75%)		(35.57)%	(5.03)%	N/A	(0.23)%
529B With CDSC (Declining over six years from 4% to 0%) (x)		(34.90)%	(4.93)%	N/A	(0.07)%
529C With CDSC (1% for 12 months) (x)		(32.76)%	(4.52)%	N/A	(0.05)%

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the commencement of the class’ inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark information is provided for “life” periods. (See Notes to performance Summary below.)
(x)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

Benchmark Definition

Russell Midcap Growth Index – constructed to provide a comprehensive barometer for growth securities in the mid-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

March 1, 2009 through August 31, 2009.

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2009 through August 31, 2009.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the

Expense Table – continued

relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/09	Ending Account Value 8/31/09	Expenses Paid During Period (p) 3/01/09-8/31/09
A	Actual	1.36%	$1,000.00	$1,399.11	$8.22
	Hypothetical (h)	1.36%	$1,000.00	$1,018.35	$6.92
B	Actual	2.11%	$1,000.00	$1,392.34	$12.72
	Hypothetical (h)	2.11%	$1,000.00	$1,014.57	$10.71
C	Actual	2.10%	$1,000.00	$1,394.61	$12.68
	Hypothetical (h)	2.10%	$1,000.00	$1,014.62	$10.66
I	Actual	1.11%	$1,000.00	$1,401.30	$6.72
	Hypothetical (h)	1.11%	$1,000.00	$1,019.61	$5.65
R1	Actual	2.10%	$1,000.00	$1,394.23	$12.67
	Hypothetical (h)	2.10%	$1,000.00	$1,014.62	$10.66
R2	Actual	1.60%	$1,000.00	$1,396.83	$9.67
	Hypothetical (h)	1.60%	$1,000.00	$1,017.14	$8.13
R3	Actual	1.36%	$1,000.00	$1,398.66	$8.22
	Hypothetical (h)	1.36%	$1,000.00	$1,018.35	$6.92
R4	Actual	1.10%	$1,000.00	$1,399.56	$6.65
	Hypothetical (h)	1.10%	$1,000.00	$1,019.66	$5.60
529A	Actual	1.45%	$1,000.00	$1,398.19	$8.76
	Hypothetical (h)	1.45%	$1,000.00	$1,017.90	$7.38
529B	Actual	2.19%	$1,000.00	$1,390.78	$13.20
	Hypothetical (h)	2.19%	$1,000.00	$1,014.17	$11.12
529C	Actual	2.20%	$1,000.00	$1,392.06	$13.26
	Hypothetical (h)	2.20%	$1,000.00	$1,014.12	$11.17

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

8/31/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 96.7%
Issuer	Shares/Par	Value ($)

Aerospace - 1.2%
Goodrich Corp.	151,660	$8,365,566

Airlines - 0.5%
Copa Holdings S.A., “A”	86,800	$3,625,636

Apparel Manufacturers - 0.9%
Coach, Inc.	212,960	$6,024,638

Biotechnology - 1.4%
Alexion Pharmaceuticals, Inc. (a)	110,060	$4,968,108
Human Genome Sciences, Inc. (a)	129,200	2,555,576
Illumina, Inc. (a)	57,600	2,031,552

		$9,555,236
Broadcasting - 0.7%
Discovery Communications, Inc., “A” (a)	191,470	$4,962,902

Brokerage & Asset Managers - 3.7%
Affiliated Managers Group, Inc. (a)	133,970	$8,752,260
BM&F BOVESPA S.A.	512,400	3,159,170
Bolsa Mexicana de Valores S.A. de C.V. (a)	738,200	881,689
Greenhill & Co., Inc.	31,960	2,531,232
IntercontinentalExchange, Inc. (a)	18,040	1,692,152
Lazard Ltd.	58,840	2,287,111
TD AMERITRADE Holding Corp. (a)	325,930	6,270,893

		$25,574,507
Business Services - 4.3%
Amdocs Ltd. (a)	175,430	$4,266,458
Cognizant Technology Solutions Corp., “A” (a)	199,860	6,971,117
Concur Technologies, Inc. (a)	60,450	2,137,512
CoStar Group, Inc. (a)	64,370	2,442,842
Fidelity National Information Services, Inc.	142,620	3,502,747
MasterCard, Inc., “A”	34,610	7,013,024
Visa, Inc., “A”	47,180	3,354,498

		$29,688,198

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Chemicals - 0.8%
Ecolab, Inc.	134,120	$5,671,935

Computer Software - 6.8%
Adobe Systems, Inc. (a)	328,340	$10,316,443
Autodesk, Inc. (a)	271,440	6,359,839
Citrix Systems, Inc. (a)	240,020	8,563,914
MicroStrategy, Inc., “A” (a)	172,290	10,638,908
Parametric Technology Corp. (a)	342,660	4,557,378
VeriSign, Inc. (a)	322,560	6,835,046

		$47,271,528
Computer Software - Systems - 0.9%
Mercadolibre, Inc. (a)	43,390	$1,365,483
MICROS Systems, Inc. (a)	183,220	5,106,341

		$6,471,824
Construction - 2.1%
Black & Decker Corp.	89,230	$3,936,828
Lennar Corp., “A”	243,300	3,685,995
Mohawk Industries, Inc. (a)	34,780	1,743,174
NVR, Inc. (a)	3,920	2,646,980
Sherwin-Williams Co.	42,200	2,540,440

		$14,553,417
Consumer Products - 0.9%
Natura Cosméticos S.A.	372,260	$6,022,289

Consumer Services - 5.3%
Capella Education Co. (a)	120,650	$7,643,178
DeVry, Inc.	164,530	8,407,483
Monster Worldwide, Inc. (a)	260,040	4,217,849
priceline.com, Inc. (a)	65,090	10,022,558
Strayer Education, Inc.	31,830	6,719,313

		$37,010,381
Containers - 1.1%
Owens-Illinois, Inc. (a)	219,970	$7,465,782

Electrical Equipment - 5.8%
AMETEK, Inc.	249,740	$7,861,815
Baldor Electric Co.	193,760	5,438,843
Danaher Corp.	85,840	5,211,346
Mettler-Toledo International, Inc. (a)	66,110	5,778,014

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Electrical Equipment - continued
Rockwell Automation, Inc.	179,520	$7,512,912
Tyco Electronics Ltd.	174,550	3,983,231
W.W. Grainger, Inc.	52,380	4,581,679

		$40,367,840
Electronics - 6.7%
Dolby Laboratories, Inc., “A” (a)	68,730	$2,681,157
Flextronics International Ltd. (a)	1,191,180	7,063,697
Hittite Microwave Corp. (a)	132,310	4,554,110
Lam Research Corp. (a)	70,000	2,149,000
Linear Technology Corp.	249,530	6,630,012
MEMC Electronic Materials, Inc. (a)	298,130	4,755,174
National Semiconductor Corp.	457,180	6,935,421
NetLogic Microsystems, Inc. (a)	35,490	1,558,366
Silicon Laboratories, Inc. (a)	173,370	7,808,585
Tessera Technologies, Inc. (a)	112,500	2,827,125

		$46,962,647
Energy - Independent - 3.7%
Arena Resources, Inc. (a)	145,580	$4,451,836
Denbury Resources, Inc. (a)	411,960	6,270,031
Plains Exploration & Production Co. (a)	243,100	6,381,375
Ultra Petroleum Corp. (a)	193,980	9,006,491

		$26,109,733
Engineering - Construction - 0.9%
Fluor Corp.	59,750	$3,160,775
Quanta Services, Inc. (a)	153,420	3,393,650

		$6,554,425
Entertainment - 1.8%
DreamWorks Animation, Inc., “A” (a)	297,030	$10,027,733
TiVo, Inc. (a)	269,730	2,646,051

		$12,673,784
Food & Beverages - 2.7%
Flowers Foods, Inc.	161,510	$3,839,093
J.M. Smucker Co.	163,740	8,558,690
Mead Johnson Nutrition Co., “A”	157,760	6,256,762

		$18,654,545
Gaming & Lodging - 4.2%
International Game Technology	476,230	$9,962,732
Las Vegas Sands Corp. (a)	278,100	3,965,706

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Gaming & Lodging - continued
Melco PBL Entertainment (Macau) Ltd., ADR (a)	344,270	$2,110,375
Penn National Gaming, Inc. (a)	34,600	1,010,666
Royal Caribbean Cruises Ltd.	270,690	5,164,765
Starwood Hotels & Resorts Worldwide, Inc.	230,570	6,866,375

		$29,080,619
Insurance - 1.4%
Allied World Assurance Co. Holdings Ltd.	52,360	$2,425,839
Aspen Insurance Holdings Ltd.	193,090	4,904,486
Hartford Financial Services Group, Inc.	107,200	2,542,784

		$9,873,109
Internet - 0.4%
Omniture, Inc. (a)	195,020	$2,790,736

Leisure & Toys - 0.5%
THQ, Inc. (a)	591,020	$3,256,520

Machinery & Tools - 2.2%
Eaton Corp.	85,060	$4,588,987
Flowserve Corp.	15,800	1,362,750
Kennametal, Inc.	247,620	5,460,021
Roper Industries, Inc.	77,280	3,661,526

		$15,073,284
Major Banks - 0.8%
Regions Financial Corp.	295,200	$1,729,872
State Street Corp.	70,880	3,719,782

		$5,449,654
Medical & Health Technology & Services - 6.5%
athenahealth, Inc. (a)	88,310	$3,552,711
Cerner Corp. (a)	56,200	3,468,102
Express Scripts, Inc. (a)	141,830	10,242,963
Henry Schein, Inc. (a)	67,020	3,550,720
IDEXX Laboratories, Inc. (a)	202,670	10,287,529
Medassets, Inc. (a)	118,990	2,657,047
Medco Health Solutions, Inc. (a)	156,000	8,614,320
MEDNAX, Inc. (a)	54,070	2,815,425

		$45,188,817

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Medical Equipment - 3.9%
C.R. Bard, Inc.	28,170	$2,269,939
DENTSPLY International, Inc.	166,040	5,597,208
Edwards Lifesciences Corp. (a)	54,530	3,374,316
Intuitive Surgical, Inc. (a)	12,320	2,743,787
NuVasive, Inc. (a)	56,260	2,254,338
St. Jude Medical, Inc. (a)	291,480	11,233,639

		$27,473,227
Metals & Mining - 0.8%
Cliffs Natural Resources, Inc.	116,190	$2,940,769
Steel Dynamics, Inc.	139,080	2,301,774

		$5,242,543
Natural Gas - Distribution - 0.8%
EQT Corp.	93,220	$3,698,037
Questar Corp.	52,080	1,758,221

		$5,456,258
Network & Telecom - 0.7%
Ciena Corp. (a)	362,330	$4,855,222

Oil Services - 2.3%
Cameron International Corp. (a)	162,940	$5,818,587
Oceaneering International, Inc. (a)	19,600	1,022,532
Pride International, Inc. (a)	107,500	2,771,350
Smith International, Inc.	245,310	6,763,197

		$16,375,666
Other Banks & Diversified Financials - 1.3%
Ocwen Financial Corp. (a)	105,300	$1,089,855
People’s United Financial, Inc.	103,510	1,662,371
SVB Financial Group (a)	158,920	6,317,070

		$9,069,296
Personal Computers & Peripherals - 0.8%
Nuance Communications, Inc. (a)	426,280	$5,256,032

Pharmaceuticals - 0.9%
Allergan, Inc.	111,110	$6,213,271

Precious Metals & Minerals - 0.9%
Teck Resources Ltd., “B” (a)	247,810	$5,962,309

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Printing & Publishing - 2.0%
Moody’s Corp.	96,720	$2,634,653
MSCI, Inc., “A” (a)	249,460	7,339,113
VistaPrint Ltd. (a)	101,950	4,224,808

		$14,198,574
Real Estate - 0.3%
Host Hotels & Resorts, Inc., REIT	196,400	$1,958,108

Restaurants - 0.7%
P.F. Chang’s China Bistro, Inc. (a)	78,270	$2,497,596
Wendy’s/Arby’s Group, Inc., “A”	419,610	2,114,834

		$4,612,430
Specialty Chemicals - 1.6%
Airgas, Inc.	131,360	$6,108,240
Rockwood Holdings, Inc. (a)	262,940	5,356,088

		$11,464,328
Specialty Stores - 5.9%
Abercrombie & Fitch Co., “A”	226,540	$7,314,977
Advance Auto Parts, Inc.	77,750	3,288,825
Ctrip.com International Ltd., ADR (a)	39,480	1,932,151
Dick’s Sporting Goods, Inc. (a)	176,100	3,946,401
J. Crew Group, Inc. (a)	60,900	2,076,081
Nordstrom, Inc.	87,990	2,467,240
Ross Stores, Inc.	93,910	4,379,962
Staples, Inc.	287,530	6,213,523
Tiffany & Co.	261,380	9,509,004

		$41,128,164
Telephone Services - 1.3%
American Tower Corp., “A” (a)	275,630	$8,723,690

Trucking - 3.3%
Con-way, Inc.	45,400	$1,895,904
Expeditors International of Washington, Inc.	189,650	6,193,969
J.B. Hunt Transport Services, Inc.	120,510	3,377,895
Landstar System, Inc.	220,540	7,690,230
Old Dominion Freight Lines, Inc. (a)	115,650	4,137,957

		$23,295,955

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Utilities - Electric Power - 1.0%
AES Corp. (a)	348,720	$4,767,002
Allegheny Energy, Inc.	94,130	2,485,973

		$7,252,975
Total Common Stocks (Identified Cost, $624,876,879)		$672,837,600

Money Market Funds (v) - 2.8%
MFS Institutional Money Market Portfolio, 0.2%, at Cost and Net Asset Value	19,504,002	$19,504,002
Total Investments (Identified Cost, $644,380,881)		$692,341,602

Other Assets, Less Liabilities - 0.5%		3,564,322
Net Assets - 100.0%		$695,905,924

(a)	Non-income producing security.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt
REIT	Real Estate Investment Trust

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/09

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $624,876,879)	$672,837,600
Underlying funds, at cost and value	19,504,002
Total investments, at value (identified cost, $644,380,881)	$692,341,602
Foreign currency, at value (identified cost, $6,386)	6,386
Receivables for
Investments sold	32,024,150
Fund shares sold	90,255
Dividends	408,773
Other assets	2,330
Total assets	$724,873,496
Liabilities
Payables for
Investments purchased	$27,432,042
Fund shares reacquired	1,063,828
Payable to affiliates
Investment adviser	57,878
Shareholder servicing costs	261,677
Distribution and service fees	12,961
Administrative services fee	1,447
Program manager fees	10
Payable for independent Trustees’ compensation	41,823
Accrued expenses and other liabilities	95,906
Total liabilities	$28,967,572
Net assets	$695,905,924
Net assets consist of
Paid-in capital	$2,092,240,228
Unrealized appreciation (depreciation) on investments	47,960,721
Accumulated net realized gain (loss) on investments and foreign currency transactions	(1,444,252,275)
Accumulated net investment loss	(42,750)
Net assets	$695,905,924
Shares of beneficial interest outstanding	109,779,024

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$155,564,509	24,669,281	$6.31
Class B	46,214,180	7,943,368	5.82
Class C	26,786,225	4,709,756	5.69
Class I	458,652,229	71,026,571	6.46
Class R1	1,843,968	318,025	5.80
Class R2	4,232,533	687,538	6.16
Class R3	1,543,838	246,030	6.28
Class R4	136,333	21,498	6.34
Class 529A	507,189	82,058	6.18
Class 529B	219,458	38,267	5.73
Class 529C	205,462	36,632	5.61

Shares outstanding are rounded for presentation purposes.

On sales of $50,000 or more, the offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares.

(a)	Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $6.69 and $6.56, respectively.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/09

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net Investment loss
Income
Dividends	$6,664,610
Interest	35,289
Dividends from underlying funds	157,696
Foreign taxes withheld	(1,025)
Total investment income		$6,856,570
Expenses
Management fee	$4,933,811
Distribution and service fees	1,318,181
Program manager fees	723
Shareholder servicing costs	2,268,675
Administrative services fee	133,604
Independent Trustees’ compensation	2,759
Custodian fee	88,616
Shareholder communications	70,182
Auditing fees	46,038
Legal fees	22,230
Miscellaneous	151,378
Total expenses		$9,036,197
Reduction of expenses by investment adviser	(4,335)
Net expenses		$9,031,862
Net investment loss		$(2,175,292)
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(411,234,363)
Foreign currency transactions	(50,490)
Net realized gain (loss) on investments and foreign currency transactions		$(411,284,853)
Change in unrealized appreciation (depreciation)
Investments		$89,882,954
Net realized and unrealized gain (loss) on investments		$(321,401,899)
Change in net assets from operations		$(323,577,191)

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 8/31
Change in net assets	2009	2008
From operations
Net investment loss	$(2,175,292)	$(4,740,163)
Net realized gain (loss) on investments and foreign currency transactions	(411,284,853)	68,267,285
Net unrealized gain (loss) on investments	89,882,954	(180,618,300)
Change in net assets from operations	$(323,577,191)	$(117,091,178)
Change in net assets from fund share transactions	$(22,481,387)	$(151,932,838)
Total change in net assets	$(346,058,578)	$(269,024,016)
Net assets
At beginning of period	1,041,964,502	1,310,988,518
At end of period (including accumulated net investment loss of $42,750 and $92,679, respectively)	$695,905,924	$1,041,964,502

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 8/31
	2009	2008	2007		2006	2005
Net asset value, beginning of period	$9.21	$10.20	$8.59		$8.88	$7.58
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.02)	$(0.04)	$0.00	(w)	$(0.07)	$(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency	(2.88)	(0.95)	1.61		(0.22)	1.37
Total from investment operations	$(2.90)	$(0.99)	$1.61		$(0.29)	$1.30
Net asset value, end of period	$6.31	$9.21	$10.20		$8.59	$8.88
Total return (%) (r)(s)(t)	(31.49)	(9.71)	18.74		(3.27)	17.15
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.42	1.31	1.24		1.29	1.29
Expenses after expense reductions (f)	1.42	1.31	1.24		1.29	1.29
Net investment income (loss)	(0.38)	(0.39)	0.00	(w)	(0.73)	(0.84)
Portfolio turnover	141	86	91		122	67
Net assets at end of period (000 Omitted)	$155,565	$295,672	$386,013		$515,048	$931,140

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 8/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$8.56	$9.56	$8.10	$8.45	$7.26
Income (loss) from investment operations
Net investment loss (d)	$(0.06)	$(0.11)	$(0.07)	$(0.13)	$(0.13)
Net realized and unrealized gain (loss) on investments and foreign currency	(2.68)	(0.89)	1.53	(0.22)	1.32
Total from investment operations	$(2.74)	$(1.00)	$1.46	$(0.35)	$1.19
Net asset value, end of period	$5.82	$8.56	$9.56	$8.10	$8.45
Total return (%) (r)(s)(t)	(32.01)	(10.46)	18.02	(4.14)	16.39
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.18	2.06	1.99	2.04	2.04
Expenses after expense reductions (f)	2.18	2.06	1.99	2.04	2.04
Net investment loss	(1.11)	(1.14)	(0.75)	(1.48)	(1.59)
Portfolio turnover	141	86	91	122	67
Net assets at end of period (000 Omitted)	$46,214	$124,124	$213,884	$271,832	$384,712

Class C	Years ended 8/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$8.36	$9.34	$7.92	$8.26	$7.10
Income (loss) from investment operations
Net investment loss (d)	$(0.06)	$(0.10)	$(0.07)	$(0.12)	$(0.13)
Net realized and unrealized gain (loss) on investments and foreign currency	(2.61)	(0.88)	1.49	(0.22)	1.29
Total from investment operations	$(2.67)	$(0.98)	$1.42	$(0.34)	$1.16
Net asset value, end of period	$5.69	$8.36	$9.34	$7.92	$8.26
Total return (%) (r)(s)(t)	(31.94)	(10.49)	17.93	(4.12)	16.34
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.17	2.06	1.99	2.04	2.04
Expenses after expense reductions (f)	2.17	2.06	1.99	2.04	2.04
Net investment loss	(1.12)	(1.14)	(0.76)	(1.48)	(1.59)
Portfolio turnover	141	86	91	122	67
Net assets at end of period (000 Omitted)	$26,786	$47,725	$66,281	$80,563	$115,894

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 8/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$9.40	$10.40	$8.73	$9.01	$7.67
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$(0.01)	$0.02	$(0.04)	$(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency	(2.93)	(0.99)	1.65	(0.24)	1.39
Total from investment operations	$(2.94)	$(1.00)	$1.67	$(0.28)	$1.34
Net asset value, end of period	$6.46	$9.40	$10.40	$8.73	$9.01
Total return (%) (r)(s)	(31.28)	(9.62)	19.13	(3.11)	17.47
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.17	1.06	0.99	1.04	1.04
Expenses after expense reductions (f)	1.17	1.06	0.99	1.04	1.04
Net investment income (loss)	(0.13)	(0.13)	0.19	(0.46)	(0.58)
Portfolio turnover	141	86	91	122	67
Net assets at end of period (000 Omitted)	$458,652	$546,398	$602,429	$485,841	$399,423

Class R1	Years ended 8/31
	2009	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$8.53	$9.53	$8.09	$8.44	$7.93
Income (loss) from investment operations
Net investment loss (d)	$(0.06)	$(0.11)	$(0.08)	$(0.14)	$(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency	(2.67)	(0.89)	1.52	(0.21)	0.57	(g)
Total from investment operations	$(2.73)	$(1.00)	$1.44	$(0.35)	$0.51
Net asset value, end of period	$5.80	$8.53	$9.53	$8.09	$8.44
Total return (%) (r)(s)	(32.00)	(10.49)	17.80	(4.15)	6.43	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.17	2.11	2.13	2.24	2.27	(a)
Expenses after expense reductions (f)	2.17	2.11	2.08	2.14	2.27	(a)
Net investment loss	(1.13)	(1.17)	(0.94)	(1.57)	(1.77	)(a)
Portfolio turnover	141	86	91	122	67
Net assets at end of period (000 Omitted)	$1,844	$2,632	$1,366	$430	$210

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Years ended 8/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$9.01	$10.02	$8.46	$8.79	$7.54
Income (loss) from investment operations
Net investment loss (d)	$(0.03)	$(0.06)	$(0.05)	$(0.10)	$(0.11)
Net realized and unrealized gain (loss) on investments and foreign currency	(2.82)	(0.95)	1.61	(0.23)	1.36
Total from investment operations	$(2.85)	$(1.01)	$1.56	$(0.33)	$1.25
Net asset value, end of period	$6.16	$9.01	$10.02	$8.46	$8.79
Total return (%) (r)(s)	(31.63)	(10.08)	18.44	(3.75)	16.58
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.67	1.60	1.69	1.79	1.80
Expenses after expense reductions (f)	1.67	1.60	1.63	1.69	1.80
Net investment loss	(0.61)	(0.65)	(0.47)	(1.10)	(1.33)
Portfolio turnover	141	86	91	122	67
Net assets at end of period (000 Omitted)	$4,233	$7,216	$3,594	$2,185	$1,126

Class R3	Years ended 8/31
	2009	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$9.17	$10.17	$8.57	$8.87	$8.31
Income (loss) from investment operations
Net investment loss (d)	$(0.02)	$(0.04)	$(0.02)	$(0.07)	$(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	(2.87)	(0.96)	1.62	(0.23)	0.59	(g)
Total from investment operations	$(2.89)	$(1.00)	$1.60	$(0.30)	$0.56
Net asset value, end of period	$6.28	$9.17	$10.17	$8.57	$8.87
Total return (%) (r)(s)	(31.52)	(9.83)	18.67	(3.38)	6.74	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.43	1.36	1.39	1.43	1.45	(a)
Expenses after expense reductions (f)	1.42	1.36	1.39	1.43	1.45	(a)
Net investment loss	(0.39)	(0.44)	(0.16)	(0.79)	(0.93	)(a)
Portfolio turnover	141	86	91	122	67
Net assets at end of period (000 Omitted)	$1,544	$2,732	$1,929	$1,899	$53

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Years ended 8/31
	2009	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$9.24	$10.24	$8.60	$8.88	$8.31
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$(0.02)	$0.02	$(0.05)	$(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	(2.89)	(0.98)	1.62	(0.23)	0.59	(g)
Total from investment operations	$(2.90)	$(1.00)	$1.64	$(0.28)	$0.57
Net asset value, end of period	$6.34	$9.24	$10.24	$8.60	$8.88
Total return (%) (r)(s)	(31.39)	(9.77)	19.07	(3.15)	6.86	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.12	1.10	1.09	1.14	1.15	(a)
Expenses after expense reductions (f)	1.11	1.10	1.09	1.14	1.15	(a)
Net investment income (loss)	(0.07)	(0.19)	0.16	(0.54)	(0.63	)(a)
Portfolio turnover	141	86	91	122	67
Net assets at end of period (000 Omitted)	$136	$14,351	$30,102	$38,641	$53

Class 529A	Years ended 8/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$9.04	$10.05	$8.49	$8.81	$7.54
Income (loss) from investment operations
Net investment loss (d)	$(0.03)	$(0.06)	$(0.04)	$(0.10)	$(0.10)
Net realized and unrealized gain (loss) on investments and foreign currency	(2.83)	(0.95)	1.60	(0.22)	1.37
Total from investment operations	$(2.86)	$(1.01)	$1.56	$(0.32)	$1.27
Net asset value, end of period	$6.18	$9.04	$10.05	$8.49	$8.81
Total return (%) (r)(s)(t)	(31.64)	(10.05)	18.37	(3.63)	16.84
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.57	1.60	1.59	1.64	1.64
Expenses after expense reductions (f)	1.56	1.60	1.59	1.64	1.64
Net investment loss	(0.52)	(0.67)	(0.40)	(1.06)	(1.18)
Portfolio turnover	141	86	91	122	67
Net assets at end of period (000 Omitted)	$507	$665	$771	$667	$591

See Notes to Financial Statements

Financial Highlights – continued

Class 529B	Years ended 8/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$8.45	$9.45	$8.03	$8.39	$7.23
Income (loss) from investment operations
Net investment loss (d)	$(0.07)	$(0.12)	$(0.09)	$(0.15)	$(0.15)
Net realized and unrealized gain (loss) on investments and foreign currency	(2.65)	(0.88)	1.51	(0.21)	1.31
Total from investment operations	$(2.72)	$(1.00)	$1.42	$(0.36)	$1.16
Net asset value, end of period	$5.73	$8.45	$9.45	$8.03	$8.39
Total return (%) (r)(s)(t)	(32.19)	(10.58)	17.68	(4.29)	16.04
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.25	2.25	2.23	2.29	2.29
Expenses after expense reductions (f)	2.25	2.25	2.23	2.28	2.29
Net investment loss	(1.27)	(1.32)	(1.03)	(1.71)	(1.83)
Portfolio turnover	141	86	91	122	67
Net assets at end of period (000 Omitted)	$219	$170	$199	$185	$158

Class 529C	Years ended 8/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$8.26	$9.24	$7.85	$8.21	$7.07
Income (loss) from investment operations
Net investment loss (d)	$(0.06)	$(0.12)	$(0.08)	$(0.14)	$(0.14)
Net realized and unrealized gain (loss) on investments and foreign currency	(2.59)	(0.86)	1.47	(0.22)	1.28
Total from investment operations	$(2.65)	$(0.98)	$1.39	$(0.36)	$1.14
Net asset value, end of period	$5.61	$8.26	$9.24	$7.85	$8.21
Total return (%) (r)(s)(t)	(32.08)	(10.61)	17.71	(4.38)	16.12
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.27	2.25	2.24	2.29	2.29
Expenses after expense reductions (f)	2.27	2.25	2.24	2.29	2.29
Net investment loss	(1.24)	(1.32)	(0.94)	(1.71)	(1.82)
Portfolio turnover	141	86	91	122	67
Net assets at end of period (000 Omitted)	$205	$281	$257	$350	$329

See Notes to Financial Statements

Financial Highlights – continued

Any redemption fees charged by the fund during the 2005 fiscal year resulted in a per share impact of less than $0.01.

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception, April 1, 2005 (Classes R1, R3, and R4) through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01 and 0.01%, respectively.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Mid Cap Growth Fund (the fund) is a series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In making these estimates and assumptions, management has considered the effects, if any, of events occurring after the date of the fund’s Statement of Assets and Liabilities through October 16, 2009 which is the date that the financial statements were issued. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. For securities held short for which there were no sales reported for that day, the position is generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

Notes to Financial Statements – continued

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

The fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad

Notes to Financial Statements – continued

levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of August 31, 2009 in valuing the fund’s assets or liabilities carried at market value:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$672,837,600	$—	$—	$672,837,600
Mutual Funds	19,504,002	—	—	19,504,002
Total Investments	$692,341,602	$—	$—	$692,341,602

For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a

Notes to Financial Statements – continued

particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

In this reporting period the fund adopted FASB Statement No. 161, Disclosure about Derivative Instruments and Hedging Activities (“FAS 161”), and FASB Staff Position FAS No. 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FAS 161 (“FSP FAS 133-1”).

FAS 161 amends FASB Statement No. 133, Accounting for Derivatives and Hedging Activities (“FAS 133”). FAS 161 provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Under FAS 161, tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under FAS 133 must be disclosed separately from derivatives that do not qualify for hedge accounting under FAS 133. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the fund’s derivatives are not accounted for as hedging instruments under FAS 133. As such, even though the fund may use derivatives in an attempt to achieve an economic hedge, the fund’s derivatives are not considered to be hedging instruments under FAS 133.

FSP FAS 133-1 amends FAS 133 to require sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. As defined by FSP FAS 133-1, a credit derivative is a derivative instrument (a) in which one or more of the derivative’s underlyings are related to the credit risk of a specified entity (or group of entities) or an index based on the credit risk of a group of entities and (b) that exposes the seller to potential loss from credit-risk-related events specified in the derivative contract. The seller (or writer) is the party that provides the credit protection and assumes the credit risk on a credit derivatives contract, such as a credit default swap. There was no impact from implementing FSP 133-1 as the fund did not hold any of these credit derivatives at period end.

Notes to Financial Statements – continued

As defined under FAS 133, derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. For the year ended August 31, 2009, the fund did not invest in any derivative instruments and accordingly there is no impact to the financial statements.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose is noted in the Portfolio of Investments.

Security Loans – JPMorgan Chase and Co. (“Chase”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least

Notes to Financial Statements – continued

equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At August 31, 2009, there were no securities on loan.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. For the year ended August 31, 2009, custody fees were not reduced.

Notes to Financial Statements – continued

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses.

The fund declared no distributions for the years ended August 31, 2009 and August 31, 2008.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/09
Cost of investments	$644,514,837
Gross appreciation	$103,119,721
Gross depreciation	(55,292,956)
Net unrealized appreciation (depreciation)	$47,826,765
Capital loss carryforwards	(1,120,795,421)
Post-October capital loss deferral	(323,322,898)
Other temporary differences	(42,750)

As of August 31, 2009, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

8/31/11	$(1,032,909,538)
8/31/17	(87,885,883)
$(1,120,795,421)

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $3 billion of average daily net assets	0.75%
Average daily net assets in excess of $3 billion	0.70%

The management fee incurred for the year ended August 31, 2009 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $19,608 and $182 for the year ended August 31, 2009, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$443,975
Class B	0.75%	0.25%	1.00%	1.00%	570,841
Class C	0.75%	0.25%	1.00%	1.00%	259,065
Class R1	0.75%	0.25%	1.00%	1.00%	16,237
Class R2	0.25%	0.25%	0.50%	0.50%	20,000
Class R3	—	0.25%	0.25%	0.25%	3,830
Class 529A	—	0.25%	0.25%	0.30%	1,273
Class 529B	0.75%	0.25%	1.00%	1.00%	1,174
Class 529C	0.75%	0.25%	1.00%	1.00%	1,786
Total Distribution and Service Fees					$1,318,181

(d)	As of August 31, 2009, in accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2009 based on each class’ average daily net assets. Prior to March 1, 2009, payment of the 0.10% Class A distribution fee was not in effect, and the distribution fee rate for Class 529A was 0.25%, of which 0.10% was paid by the fund and the remaining 0.15% was not in effect. Effective March 1, 2009, the 0.10% Class A and 0.25% Class 529A annual distribution fees were eliminated.

Certain Class A shares purchased prior to September 1, 2008 are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 12 months of purchase. Certain Class A shares purchased on or subsequent to September 1, 2008 are subject to a CDSC in the event of a shareholder redemption within 24 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2009, were as follows:

Amount
Class A	$18
Class B	55,918
Class C	1,373
Class 529B	28
Class 529C	—

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an

Notes to Financial Statements – continued

annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended August 31, 2009, were as follows:

Amount
Class 529A	$427
Class 529B	117
Class 529C	179
Total Program Manager Fees	$723

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2009, the fee was $651,237, which equated to 0.0989% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended August 31, 2009, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $767,215.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended August 31, 2009, these costs for the fund amounted to $850,223 and are reflected in the shareholder servicing costs on the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2009 was equivalent to an annual effective rate of 0.0203% of the fund’s average daily net assets.

Notes to Financial Statements – continued

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB Plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB Plan for then current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. The DB Plan resulted in a pension expense of $2,039 and the Retirement Deferral plan resulted in a net decrease in expense of $26,873. Both amounts are included in independent Trustees’ compensation for the year ended August 31, 2009. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $41,812 at August 31, 2009, and is included in payable for independent Trustees’ compensation.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended August 31, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $8,154 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $4,335, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and

Notes to Financial Statements – continued

liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $932,464,164 and $954,421,785, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/09		Year ended 8/31/08
	Shares	Amount	Shares	Amount
Shares sold
Class A	10,421,531	$55,818,209	8,600,315	$85,758,532
Class B	730,791	3,677,819	688,926	6,344,101
Class C	472,239	2,361,325	474,809	4,330,982
Class I	32,596,788	170,904,957	4,082,768	40,715,949
Class R (b)	—	—	75,021	744,485
Class R1	91,594	462,779	244,201	2,335,021
Former Class R2 (b)	—	—	88,342	855,452
Class R2	195,483	1,053,648	756,907	7,488,785
Class R3	172,733	839,035	228,973	2,338,087
Class R4	16,569	80,091	166,649	1,658,551
Class 529A	18,215	94,639	9,404	92,602
Class 529B	21,267	108,725	2,508	22,966
Class 529C	5,035	23,132	9,232	82,428
	44,742,245	$235,424,359	15,428,055	$152,767,941
Shares reacquired
Class A	(17,871,376)	$(103,134,250)	(14,307,167)	$(142,525,158)
Class B	(7,290,824)	(37,194,641)	(8,556,068)	(78,848,946)
Class C	(1,467,842)	(7,350,122)	(1,862,377)	(16,782,819)
Class I	(19,682,846)	(94,861,695)	(3,897,307)	(39,333,757)
Class R (b)	—	—	(417,420)	(4,232,328)
Class R1	(82,180)	(416,556)	(78,943)	(717,165)
Former Class R2 (b)	—	—	(162,173)	(1,493,825)
Class R2	(308,919)	(1,667,839)	(314,644)	(2,990,722)
Class R3	(224,727)	(1,217,190)	(120,687)	(1,209,000)
Class R4	(1,548,385)	(11,981,847)	(1,554,294)	(16,390,075)
Class 529A	(9,686)	(53,151)	(12,565)	(122,174)
Class 529B	(3,132)	(16,820)	(3,380)	(28,939)
Class 529C	(2,433)	(11,635)	(3,005)	(25,871)
	(48,492,350)	$(257,905,746)	(31,290,030)	$(304,700,779)

Notes to Financial Statements – continued

	Year ended 8/31/09		Year ended 8/31/08
	Shares	Amount	Shares	Amount
Net change
Class A	(7,449,845)	$(47,316,041)	(5,706,852)	$(56,766,626)
Class B	(6,560,033)	(33,516,822)	(7,867,142)	(72,504,845)
Class C	(995,603)	(4,988,797)	(1,387,568)	(12,451,837)
Class I	12,913,942	76,043,262	185,461	1,382,192
Class R (b)	—	—	(342,399)	(3,487,843)
Class R1	9,414	46,223	165,258	1,617,856
Former Class R2 (b)	—	—	(73,831)	(638,373)
Class R2	(113,436)	(614,191)	442,263	4,498,063
Class R3	(51,994)	(378,155)	108,286	1,129,087
Class R4	(1,531,816)	(11,901,756)	(1,387,645)	(14,731,524)
Class 529A	8,529	41,488	(3,161)	(29,572)
Class 529B	18,135	91,905	(872)	(5,973)
Class 529C	2,602	11,497	6,227	56,557
	(3,750,105)	$(22,481,387)	(15,861,975)	$(151,932,838)

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Conservative Allocation Fund, the MFS Aggressive Growth Allocation Fund, the MFS Moderate Allocation Fund and the MFS Growth Allocation Fund were the owners of record of approximately 5%, 14%, 18% and 26%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime Retirement Income Fund, the MFS Lifetime 2010 Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2030 Fund and the MFS Lifetime 2040 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for

Notes to Financial Statements – continued

temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2009, the fund’s commitment fee and interest expense were $8,252 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	26,709,007	291,079,698	(298,284,703)	19,504,002

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$157,696	$19,504,002

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IV and the Shareholders of MFS Mid Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Mid Cap Growth Fund (one of the portfolios comprising MFS Series Trust IV) (the “Fund”) as of August 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Mid Cap Growth Fund as of August 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 16, 2009

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of October 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (until February 2009); The Bank of New York, Director (finance), (March 2004 to May 2005); Telesat (satellite communications), Director (until November 2007)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Southwest Gas Corp. (natural gas distribution), Director (until May 2004); Portman Limited (mining), Director (until 2008)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2009)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
J. Atwood Ives (born 5/01/36)	Trustee	February 1992	Private investor; KeySpan Corporation (energy related services), Director (until 2004)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 04/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.

Trustees and Officers – continued

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee (except Messrs. Butler, Kavanaugh and Uek and Ms. Goldfarb) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2009, the Trustees served as board members of 104 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers
David DeGroff Eric Fischman

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2009 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2008 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”) (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers,

Board Review of Investment Advisory Agreement – continued

reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2008, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 5th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 5th quintile for each of the one- and five-year periods ended December 31, 2008 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

Board Review of Investment Advisory Agreement – continued

The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance, including the replacement of portfolio managers in November 2008. In addition, the Trustees requested that they continue to receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Lipper expense group median, and the Fund’s total expense ratio was higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is currently subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $3 billion. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research, and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Board Review of Investment Advisory Agreement – continued

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2009.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS will be available on or about November 1, 2009 by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the

MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2009 income tax forms in January 2010.

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

Web site mfs.com MFS TALK 1-800-637-8255 24 hours a day Account service and literature Shareholders 1-800-225-2606 Investment professionals 1-800-343-2829 Retirement plan services 1-800-637-1255	Mailing address MFS Service Center, Inc. P.O. Box 55824 Boston, MA 02205-5824 Overnight mail MFS Service Center, Inc. c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

MFS® Money Market Fund

MFS® Government Money Market Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK GUARANTEE

8/31/09

MCM-ANN

LETTER FROM THE CEO

Dear Shareholders:

In the fall of 2008, the markets took investors on what was perhaps the most tumultuous ride of their lives. Many are now debating when the market will stage a sustainable recovery, but not even the most experienced investor can provide a definitive answer to that question.

Even so, the basic rules of investing have not changed, and the turbulence reinforced the benefits of investing through the waves. Investors who jumped ship early on may have regretted their decisions when the markets gained some traction in the early half of this year. While anyone with a short-term horizon may have needed to take some action, most with longer-term goals probably found the best option was to stick with their long-term strategy.

At MFS® we believe investors are always best served by developing a plan with their investment professionals that addresses specific long-term needs. Most advisors agree that yearly reviews are important to monitor a plan’s progress. Most would also caution their clients against reacting too quickly to the daily news. When markets do recover, they often gain ground in quick, sudden bursts. If you are out of the market, you can easily miss the benefits of these rallies.

Few of us would again like to live through the kind of market turmoil we saw over the past year. But as turbulent as markets were, in our view, they proved that the fundamental principles of long-term investing still apply.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

October 15, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

MFS MONEY MARKET FUND

Portfolio structure (u)

Short term credit quality (q)
Average Credit Quality Short Term Bonds (a)	A-1
All holdings are rated “A-1”

Maturity breakdown (u)
0 - 29 days	65.2%
30 - 59 days	14.2%
90 - 366 days	21.0%
Other Assets Less Liabilities	(0.4)%

MFS GOVERNMENT MONEY MARKET FUND

Portfolio structure (u)

Short term credit quality (q)
Average Credit Quality Short Term Bonds (a)	A-1
All holdings are rated “A-1”

Maturity breakdown (u)
0 - 29 days	45.1%
30 - 59 days	25.8%
60 - 89 days	7.1%
90 - 366 days	23.1%
Other Assets Less Liabilities	(1.1)%

(a)	The average credit quality is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.
(q)	Each security is assigned a rating from Moody’s Investors Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned a rating by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. If not rated by any of the three agencies, the security is considered Not Rated. U.S. Treasuries and U.S. Agency securities are included in the “A-1”-rating category. Percentages are based on the total market value of investments as of 8/31/09.
(u)	For purposes of this presentation, accrued interest, where applicable, is included.

From time to time “Other Assets Less Liabilities” may be negative due to timing of cash receipts.

Percentages are based on net assets as of 8/31/09, unless otherwise noted.

The portfolios are actively managed and current holdings may be different.

2

PERFORMANCE SUMMARY THROUGH 8/31/09

Total returns as well as the current 7-day yield have been provided for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Although each fund seeks to preserve the value of your investment at $1.00 per share, you could lose money on your investment in the fund. An investment in either fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

MFS Money Market Fund	MFS Government Money Market Fund
Inception: 12/19/75	Inception: 2/26/82
1-Year Total Return (without sales charge): 0.41%	1-Year Total Return (without sales charge): 0.26%
Current 7-day yield: 0.00%	Current 7-day yield: 0.00%
Current 7-day yield without waiver: (0.21)%	Current 7-day yield without waiver: (0.06)%

Yields quoted are based on the latest seven days ended as of August 31, 2009, with dividends annualized. The yield quotations more closely reflect the current earnings of the funds than the total return quotations. Shares of the funds can be purchased at net asset value without a sales charge. Certain shares of each fund acquired through an exchange may be subject to a contingent deferred sales charge upon redemption depending on when the shares exchanged were originally purchased. See the notes to financial statements for more details.

Notes to Performance Summary

Performance results reflect any applicable expense subsidies, waivers, and adjustments in effect during the periods shown. Subsidies and fee waivers may be imposed to enhance a fund’s yield or to avoid a negative yield during periods when the fund’s operating expenses have a significant impact on the fund’s yield due to lower interest rates. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gain distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

3

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2009 through August 31, 2009

As a shareholder of the funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees and other fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2009 through August 31, 2009.

The expenses may include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the funds. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following tables provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line in the following tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

4

Expense Table – continued

MFS Money Market Fund	Annualized Expense Ratio	Beginning Account Value 3/01/09	Ending Account Value 8/31/09	Expenses Paid During Period (p) 3/01/09-8/31/09
Actual	0.35%	$1,000.00	$1,000.00	$1.76
Hypothetical (h)	0.35%	$1,000.00	$1,023.44	$1.79

MFS Government Money Market Fund	Annualized Expense Ratio	Beginning Account Value 3/01/09	Ending Account Value 8/31/09	Expenses Paid During Period (p) 3/01/09-8/31/09
Actual	0.35%	$1,000.00	$1,000.00	$1.76
Hypothetical (h)	0.35%	$1,000.00	$1,023.44	$1.79

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Expense Changes Impacting the Table

As more fully disclosed in footnote 3 to the financial statements, the expense ratios reported above include additional expense reductions to avoid a negative yield.

5

PORTFOLIOS OF INVESTMENTS

8/31/09

These Portfolios of Investments are a complete list of all securities owned by your fund. They are categorized by broad-based asset classes.

MFS Money Market Fund

Certificates of Deposit - 10.7%
Issuer	Shares/Par	Value ($)

Major Banks - 9.2%
Abbey National Treasury Services PLC (U.S. Branch), 0.25%, due 9/28/09	$21,144,000	$21,144,000
Credit Agricole S.A., 0.6%, due 5/18/10	20,100,000	20,100,001
Credit Suisse, NY, 0.82%, due 8/02/10	19,600,000	19,600,000

		$60,844,001

Other Banks & Diversified Financials - 1.5%
Nordea Bank Finland PLC (New York), 0.83%, due 7/15/10	$10,100,000	$10,100,000
Total Certificates of Deposit, at Amortized Cost and Value		$70,944,001

Commercial Paper (y) - 56.4%
Automotive - 3.0%
Toyota Motor Credit Corp., 0.2%, due 9/24/09	$20,084,000	$20,081,434

Energy - Integrated - 3.0%
ConocoPhillips, 0.16%, due 9/01/09 (t)	$19,975,000	$19,975,000

Financial Institutions - 2.5%
General Electric Capital Corp., 0.21%, due 9/18/09	$16,785,000	$16,783,335

Food & Beverages - 3.1%
Coca-Cola Co., 0.2%, due 9/24/09 (t)	$3,816,000	$3,815,512
Coca-Cola Co., 0.22%, due 9/03/09 (t)	1,000,000	999,988
Coca-Cola Co., 0.25%, due 12/04/09 (t)	15,500,000	15,489,882

		$20,305,382
Major Banks - 22.0%
ANZ National (International) Ltd., 0.84%, due 6/25/10	$22,610,000	$22,453,313
Bank of America Corp., 0.24%, due 9/14/09	20,338,000	20,336,237
BNP Paribas Finance, Inc., 0.32%, due 9/04/09	22,870,000	22,869,390
JPMorgan Chase Funding, Inc., 0.12%, due 9/01/09	3,663,000	3,663,000
JPMorgan Chase Funding, Inc., 0.23%, due 12/01/09	10,000,000	9,994,186
JPMorgan Chase Funding, Inc., 0.26%, due 10/20/09	6,320,000	6,317,763
Societe Generale North America, Inc., 0.2%, due 9/04/09	19,995,000	19,994,667
Toronto Dominion HDG USA, 0.4%, due 3/15/10	10,770,000	10,746,665
Toronto Dominion HDG USA, 0.6%, due 4/09/10	9,420,000	9,385,460
Wells Fargo & Co., 0.15%, due 9/01/09	19,975,000	19,975,000

		$145,735,681

6

Portfolios of Investments – continued

Issuer	Shares/Par	Value ($)
Commercial Paper (y) - continued

Other Banks & Diversified Financials - 17.4%
Bank Of Nova Scotia, 0.28%, due 10/05/09	$22,044,000	$22,038,171
Citigroup Funding, Inc., 0.32%, due 9/24/09	19,999,000	19,994,911
HSBC USA, Inc., 0.2%, due 9/10/09	20,375,000	20,373,981
Nordea North America, Inc., 0.29%, due 10/01/09	11,652,000	11,649,184
Rabobank USA Financial Corp., 0.4%, due 1/15/10	21,743,000	21,710,144
UBS Finance Delaware LLC, 0.19%, due 9/01/09	19,975,000	19,975,000

		$115,741,391
Pharmaceuticals - 2.4%
Pfizer, Inc., 0.25%, due 9/09/09 (t)	$16,148,000	$16,147,103

Retailers - 3.0%
Wal-Mart Stores, Inc., 0.14%, due 9/01/09 (t)	$20,164,000	$20,164,000
Total Commercial Paper, at Amortized Cost and Value		$374,933,326

U.S. Government Agencies and Equivalents (y) - 8.7%
Fannie Mae, 0.58%, due 10/13/09	$54,320,000	$54,283,243
Federal Home Loan Bank, 0.08%, due 9/01/09	3,487,000	3,487,000
Total U.S. Government Agencies and Equivalents, at Amortized Cost and Value		$57,770,243

Repurchase Agreements - 24.6%
Bank of America Corp., 0.19%, dated 8/31/09, due 9/01/09, total to be received $66,584,351 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities valued at $67,916,037 in a jointly traded account)	$66,584,000	$66,584,000
Goldman Sachs, 0.2%, dated 8/31/09, due 9/01/09, total to be received $66,584,370 (secured by various U.S. Treasury and Federal Agency obligations and Mortgage Backed securities valued at $67,915,690 in a jointly traded account)	66,584,000	66,584,000
Morgan Stanley, 0.17%, dated 08/31/09, due 09/01/09, total to be received $29,964,142 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities valued at $30,711,121 in a jointly traded account)	29,964,000	29,964,000
Total Repurchase Agreements, at Cost and Value		$163,132,000
Total Investments, at Amortized Cost and Value		$666,779,570

Other Assets, Less Liabilities - (0.4)%		(2,795,879)
Net Assets - 100.0%		$663,983,691

See Portfolio Footnotes and Notes to Financial Statements

7

Portfolios of Investments – continued

MFS Government Money Market Fund

U.S. Government Agencies and Equivalents (y) - 73.7%
Issuer	Shares/Par	Value ($)
Fannie Mae, 0.58%, due 10/13/09	$6,342,000	$6,337,706
Fannie Mae, 0.2%, due 11/04/09	1,300,000	1,299,538
Fannie Mae, 0.31%, due 12/23/09	1,400,000	1,398,638
Federal Home Loan Bank, 0.21%, due 9/16/09	1,350,000	1,349,882
Federal Home Loan Bank, 0.22%, due 9/18/09	1,300,000	1,299,865
Federal Home Loan Bank, 0.205%, due 9/23/09	1,400,000	1,399,825
Federal Home Loan Bank, 0.22%, due 9/28/09	1,500,000	1,499,753
Federal Home Loan Bank, 0.17%, due 10/30/09	849,000	848,763
Federal Home Loan Bank, 0.21%, due 12/01/09	750,000	749,602
Federal Home Loan Bank, 0.285%, due 2/12/10	1,500,000	1,498,053
Freddie Mac, 0.22%, due 9/14/09	1,400,000	1,399,889
Freddie Mac, 0.2%, due 10/13/09	1,500,000	1,499,650
Freddie Mac, 0.23%, due 11/09/09	1,500,000	1,499,339
Freddie Mac, 0.31%, due 12/07/09	1,400,000	1,398,831
Freddie Mac, 0.29%, due 2/01/10	1,300,000	1,298,398
Freddie Mac, 0.255%, due 2/16/10	1,250,000	1,248,513
Freddie Mac, 0.355%, due 2/22/10	1,500,000	1,497,426
U.S. Treasury Bills, 0.175%, due 10/01/09	1,500,000	1,499,781
Total U.S. Government Agencies and Equivalents, at Amortized Cost and Value		$29,023,452

Repurchase Agreements - 27.4%
Bank of America Corp., 0.19%, dated 8/31/09, due 9/01/09, total to be received $2,869,015 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities valued at $2,926,395 in a jointly traded account)	$2,869,000	$2,869,000
Goldman Sachs, .2%, dated 8/31/09, due 9/01/09, total to be received $7,937,044 (secured by various U.S. Treasury and Federal Agency obligations and Mortgage Backed securities valued at $8,095,741 in a jointly traded account)	7,937,000	7,937,000
Total Repurchase Agreements, at Cost and Value		$10,806,000
Total Investments, at Amortized Cost and Value		$39,829,452

Other Assets, Less Liabilities - (1.1)%		(416,421)
Net Assets - 100.0%		$39,413,031

(t)	Security exempt from registration with the U.S. Securities and Exchange Commission under Section 4(2) of the Securities Act of 1933.
(y)	The rate shown represents an annualized yield at time of purchase.

See Notes to Financial Statements

8

Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

At 8/31/09

These statements represents your funds’ balance sheet, which details the assets and liabilities comprising the total value of each fund.

MFS MONEY MARKET FUND

Assets
Investments, at amortized cost and value	$503,647,570
Repurchase agreements, at cost and value	163,132,000
Total investments, at amortized cost and value	$666,779,570
Cash	311
Receivables for
Fund shares sold	288,280
Interest	31,615
Other assets	4,577
Total assets	$667,104,353
Liabilities
Payables for
Fund shares reacquired	2,904,029
Payable to affiliates
Investment adviser	9,161
Shareholder servicing costs	136,875
Administrative services fee	1,374
Payable for independent Trustees’ compensation	29,948
Accrued expenses and other liabilities	39,275
Total liabilities	$3,120,662
Net assets	$663,983,691
Net assets consist of
Paid-in capital	$664,539,119
Accumulated net realized gain (loss) on investments	(555,428)
Net assets	$663,983,691
Shares of beneficial interest outstanding	664,536,823
Net asset value per share (net assets of $663,983,691 / 664,536,823 shares of beneficial interest outstanding)	$1.00

A contingent deferred sales charge may be imposed on redemptions.

See Notes to Financial Statements

9

Statements of Assets and Liabilities – continued

MFS GOVERNMENT MONEY MARKET FUND

Assets
Investments, at amortized cost and value	$29,023,452
Repurchase agreements, at cost and value	10,806,000
Total investments, at amortized cost and value	$39,829,452
Cash	596
Receivables for
Interest	59
Other assets	591
Total assets	$39,830,698
Liabilities
Payables for
Fund shares reacquired	372,284
Payable to affiliates
Investment adviser	8,154
Shareholder servicing costs	3,464
Administrative services fee	192
Payable for independent Trustees’ compensation	4,902
Accrued expenses and other liabilities	28,671
Total liabilities	$417,667
Net assets	$39,413,031
Net assets consist of
Paid-in capital	$39,413,031
Shares of beneficial interest outstanding	39,413,029
Net asset value per share (net assets of $39,413,031 / 39,413,029 shares of beneficial interest outstanding)	$1.00

A contingent deferred sales charge may be imposed on redemptions.

See Notes to Financial Statements

10

Financial Statements

STATEMENTS OF OPERATIONS

Year ended 8/31/09

These statements describe how much each fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by each fund’s operations.

MFS MONEY MARKET FUND

Net investment income
Interest income		$8,739,471
Expenses
Management fee	$3,888,009
Shareholder servicing costs	1,904,211
Administrative services fee	200,279
Independent Trustees’ compensation	41,884
Custodian fee	113,448
Shareholder communications	28,236
Auditing fees	20,978
Legal fees	31,045
Miscellaneous	432,820
Total expenses		$6,660,910
Fees paid indirectly	(107,310)
Reduction of expenses by investment adviser	(2,725,083)
Net expenses		$3,828,517
Net investment income		$4,910,954
Net realized gain (loss) on investment transactions		$(422,794)
Change in net assets from operations		$4,488,160

See Notes to Financial Statements

11

Statements of Operations – continued

MFS GOVERNMENT MONEY MARKET FUND

Net investment income
Interest income		$475,522
Expenses
Management fee	$325,914
Shareholder servicing costs	123,849
Administrative services fee	24,617
Independent Trustees’ compensation	5,843
Custodian fee	16,068
Shareholder communications	5,544
Auditing fees	27,091
Legal fees	2,107
Miscellaneous	32,217
Total expenses		$563,250
Fees paid indirectly	(14,064)
Reduction of expenses by investment adviser	(294,913)
Net expenses		$254,273
Net investment income		$221,249

See Notes to Financial Statements

12

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

MFS MONEY MARKET FUND

	Years ended 8/31
	2009	2008
Change in net assets
From operations
Net investment income	$4,910,954	$43,948,564
Net realized gain (loss) on investments	(422,794)	—
Change in net assets from operations	$4,488,160	$43,948,564
Distributions declared to shareholders
From net investment income	$(4,910,954)	$(43,948,564)
Fund share (principal) transactions at net asset value of $1 per share
Net proceeds from sale of shares	607,124,517	1,227,547,989
Net asset value of shares issued to shareholders in reinvestment of distributions	4,608,923	41,619,005
Cost of shares reacquired	(1,207,395,601)	(1,248,569,897)
Change in net assets from fund share transactions	$(595,662,161)	$20,597,097
Total change in net assets	$(596,084,955)	$20,597,097
Net assets
At beginning of period	1,260,068,646	1,239,471,549
At end of period	$663,983,691	$1,260,068,646

See Notes to Financial Statements

13

Statements of Changes in Net Assets – continued

MFS GOVERNMENT MONEY MARKET FUND

	Years ended 8/31
	2009	2008
Change in net assets
From operations
Net investment income	$221,249	$1,021,844
Distributions declared to shareholders
From net investment income	$(221,249)	$(1,021,844)
Fund share (principal) transactions at net asset value of $1 per share
Net proceeds from sale of shares	136,536,888	64,124,185
Net asset value of shares issued to shareholders in reinvestment of distributions	185,897	978,407
Cost of shares reacquired	(152,693,290)	(36,998,218)
Change in net assets from fund share transactions	$(15,970,505)	$28,104,374
Total change in net assets	$(15,970,505)	$28,104,374
Net assets
At beginning of period	55,383,536	27,279,162
At end of period	$39,413,031	$55,383,536

See Notes to Financial Statements

14

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

MFS MONEY MARKET FUND

	Years ended 8/31
	2009		2008	2007		2006		2005
Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00		$1.00
Income (loss) from investment operations
Net investment income (d)	$0.01		$0.04	$0.05		$0.04		$0.02
Net realized and unrealized gain (loss) on investments	(0.01)		—	(0.00	)(w)	(0.00	)(w)	(0.00	)(w)
Total from investment operations	$0.00	(w)	$0.04	$0.05		$0.04		$0.02
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$(0.04)	$(0.05)		$(0.04)		$(0.02)
Net asset value, end of period	$1.00		$1.00	$1.00		$1.00		$1.00
Total return (%) (r)(s)(t)	0.41		3.57	5.16		4.36		2.16
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.68		0.63	0.61		0.68		0.75
Expenses after expense reductions (f)	0.40		0.35	0.32		0.37		0.44
Net investment income	0.50		3.51	5.03		4.28		2.17
Net assets at end of period (000 Omitted)	$663,984		$1,260,069	$1,239,472		$941,685		$768,871

(d)	Per share data are based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

15

Financial Highlights – continued

MFS GOVERNMENT MONEY MARKET FUND

	Years ended 8/31
	2009		2008	2007	2006	2005
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00	(w)	$0.03	$0.05	$0.04	$0.02
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$(0.03)	$(0.05)	$(0.04)	$(0.02)
Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00
Total return (%) (r)(s)(t)	0.26		2.87	4.79	3.89	2.02
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.69		0.94	0.94	1.10	0.87
Expenses after expense reductions (f)	0.33		0.59	0.59	0.75	0.52
Net investment income	0.27		2.59	4.68	3.78	1.96
Net assets at end of period (000 Omitted)	$39,413		$55,384	$27,279	$22,057	$24,414

(d)	Per share data are based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

16

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Money Market Fund and MFS Government Money Market Fund (the funds) are each a series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In making these estimates and assumptions, management has considered the effects, if any, of events occurring after the date of the fund’s Statements of Assets and Liabilities through October 16, 2009 which is the date that the financial statements were issued. Actual results could differ from those estimates.

Investment Valuations – Pursuant to procedures approved by the Board of Trustees, investments held by the funds are valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument can be different from the market value of an instrument.

The funds adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the funds’ assets or liabilities carried at market value. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The funds’ assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may

17

Notes to Financial Statements – continued

include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of August 31, 2009 in valuing the funds’ assets or liabilities carried at market value:

Investments at Value – Short Term Securities	Level 1	Level 2	Level 3	Total
MFS Money Market Fund	$—	$666,779,570	$—	$666,779,570
MFS Government Money Market Fund	$—	$39,829,452	$—	$39,829,452

For further information regarding security characteristics, see the Portfolios of Investments.

Repurchase Agreements – Each fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. Each fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The funds monitor, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the funds under each such repurchase agreement. The funds and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Indemnifications – Under each fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the funds. Additionally, in the normal course of business, each fund enters into agreements with service providers that may contain indemnification clauses. Each funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the funds that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The funds may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/loss if the security has been disposed of by the funds or in unrealized gain/loss if the security is still held by the funds. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statements of Operations.

Fees Paid Indirectly – Each fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended August 31, 2009, is shown as a reduction of total expenses on the Statements of Operations.

18

Notes to Financial Statements – continued

Tax Matters and Distributions – Each fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. Each of the fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by each fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

During the year ended August 31, 2009, there were no significant adjustments due to differences between book and tax accounting for either the MFS Money Market Fund or the MFS Government Money Market Fund.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	MFS Money Market Fund		MFS Government Money Market Fund
	8/31/09	8/31/08	8/31/09	8/31/08
Ordinary income (including any short-term capital gains)	$4,910,954	$43,948,564	$221,249	$1,021,844

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/09	MFS Money Market Fund	MFS Government Money Market Fund
Cost of investments	$666,779,570	$39,829,452
Undistributed ordinary income	$29,740	$4,890
Capital loss carryforwards	(555,428)	—
Other temporary differences	(29,740)	(4,890)

19

Notes to Financial Statements – continued

As of August 31, 2009, the MFS Money Market Fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

8/31/11	$ (8,329)
8/31/13	(151)
8/31/15	(35)
8/31/16	(124,119)
8/31/17	(422,794)
$(555,428)

(3)	Transactions with Affiliates

Investment Adviser – Each fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the funds.

Each fund’s management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.40%
Average daily net assets in excess of $1 billion	0.35%

As part of a settlement agreement with the New York Attorney General concerning market timing and related matters, MFS had agreed to reduce each fund’s management fee to 0.15% of the funds’ average daily net assets for the period March 1, 2004 through February 28, 2009. For the year ended August 31, 2009, these waivers amounted to $1,389,206 and $143,180 for the MFS Money Market Fund and MFS Government Money Market Fund, respectively, and are reflected as reductions of total expenses in the Statements of Operations.

During the year ended August 31, 2009, MFS voluntarily waived receipt of $1,329,756 and $151,286 of MFS Money Market Fund’s and MFS Government Money Market Fund’s management fees, respectively, in order to avoid a negative yield. For the year ended August 31, 2009, these voluntary waivers had the effect of reducing the management fees by 0.14% and 0.19% of average daily net assets on an annualized basis for MFS Money Market Fund and MFS Government Money Market Fund, respectively. The management fees incurred for the year ended August 31, 2009 were equivalent to an annual effective rate of 0.12% and 0.04% of average daily net assets for the MFS Money Market Fund and MFS Government Money Market Fund, respectively.

Distributor – Certain shares acquired through an exchange may be subject to a CDSC upon redemption depending on when the shares exchanged were originally purchased. Contingent deferred sales charges imposed during the year ended August 31, 2009 for the MFS Money Market Fund and MFS Government Money Market Fund were $29,908 and $0, respectively.

20

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from each fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of each fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2009, the fees were $873,106 and $58,799, which equated to 0.0895% and 0.0724% annually of each fund’s average daily net assets for the MFS Money Market Fund and the MFS Government Money Market Fund, respectively. MFSC also receives payment from each fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended August 31, 2009, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $783,173 and $65,050 for the MFS Money Market Fund and MFS Government Money Market Fund, respectively.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended August 31, 2009, these costs for the MFS Money Market Fund amounted to $247,932 and are reflected in the shareholder servicing costs on the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to each fund. Under an administrative services agreement, each fund partially reimburses MFS the costs incurred to provide these services. Each fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets.

The administrative services fees incurred for the year ended August 31, 2009 were equivalent to an annual effective rate of 0.0205% and 0.0303% of each fund’s average daily net assets for the MFS Money Market Fund and MFS Government Money Market Fund, respectively.

Trustees’ and Officers’ Compensation – Each fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The funds do not pay compensation directly to Trustees or officers of the funds who are also officers of the investment adviser, all of whom receive remuneration for their services to the funds from MFS. Certain officers and Trustees of the funds are officers or directors of MFS, MFD, and MFSC.

21

Notes to Financial Statements – continued

Prior to December 31, 2001, the funds had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB Plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB Plan resulted in a pension expense of $4,989 and $1,091 for the MFS Money Market Fund and MFS Government Money Market Fund, respectively, and is included in independent Trustees’ compensation for the year ended August 31, 2009. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $29,740 and $4,890 for the MFS Money Market Fund and MFS Government Money Market Fund, respectively, at August 31, 2009, and is included in payable for independent Trustees’ compensation on the Statements of Assets and Liabilities.

Other – These funds and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended August 31, 2009, the aggregate fees paid by the funds to Tarantino LLC and Griffin Compliance LLC were $12,771 and $1,112 for the MFS Money Market Fund and MFS Government Money Market Fund, respectively, and are included in miscellaneous expense on the Statements of Operations. MFS has agreed to reimburse the funds for a portion of the payments made by the funds in the amount of $6,121 and $447 for the MFS Money Market Fund and MFS Government Money Market Fund, respectively, which is shown as a reduction of total expenses in the Statements of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

(4)	Portfolio Securities

Purchases and sales of money market securities, exclusive of securities subject to repurchase agreements, were as follows:

	Purchases	Sales
MFS Money Market Fund	$47,036,866,082	$47,686,670,606
MFS Government Money Market Fund	$2,045,234,557	$2,066,020,000

22

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

Each fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest.

Effective at the close of business on February 27, 2009, the sale of MFS Money Market Fund shares has been suspended except in certain circumstances. Please see the fund’s prospectus for details.

Effective at the close of business on January 16, 2009, the sale of MFS Government Money Market Fund shares has been suspended except in certain circumstances. Please see the fund’s prospectus for details.

(6)	Line of Credit

Each fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, each fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2009, the funds’ commitment fees were $11,921 and $921 and interest expense was $0 and $0 for the MFS Money Market Fund and MFS Government Money Market Fund, respectively, and are included in miscellaneous expenses on the Statements of Operations.

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IV and the Shareholders of MFS Money Market Fund and MFS Government Money Market Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MFS Money Market Fund and MFS Government Money Market Fund (two of the portfolios comprising MFS Series Trust IV) (the “Funds”) as of August 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of MFS Money Market Fund and MFS Government Money Market Fund as of August 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 16, 2009

24

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of October 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (until February 2009); The Bank of New York, Director (finance), (March 2004 to May 2005); Telesat (satellite communications), Director (until November 2007)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Southwest Gas Corp. (natural gas distribution), Director (until May 2004); Portman Limited (mining), Director (until 2008)

25

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2009)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
J. Atwood Ives (born 5/01/36)	Trustee	February 1992	Private investor; KeySpan Corporation (energy related services), Director (until 2004)

26

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

27

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 04/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

28

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.

29

Trustees and Officers – continued

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee (except Messrs. Butler, Kavanaugh and Uek and Ms. Goldfarb) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2009, the Trustees served as board members of 104 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager
Edward O’Dette

30

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS Money Market Fund

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2009 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2008 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients,

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Board Review of Investment Advisory Agreement – continued

(iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s share class in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2008, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s share class was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s share class was in the 2nd quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2008 relative to the Lipper performance universe. Because

32

Board Review of Investment Advisory Agreement – continued

of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s share class as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and the Fund’s total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

33

Board Review of Investment Advisory Agreement – continued

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement.

The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and other similar services, and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2009.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS will be available on or about November 1, 2009 by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

34

Board Review of Investment Advisory Agreement – continued

MFS Government Money Market Fund

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2009 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2008 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”) (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund,

35

Board Review of Investment Advisory Agreement – continued

(v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s share class in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2008, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s share class was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s share class was in the 3rd quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2008 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

36

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s share class as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is currently subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economics of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the

37

Board Review of Investment Advisory Agreement – continued

investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and other similar services, and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2009.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS will be available on or about November 1, 2009 by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

38

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

Each fund will notify shareholders of amounts for use in preparing 2009 income tax forms in January 2010.

39

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

40

CONTACT US

Web site mfs.com MFS TALK 1-800-637-8255 24 hours a day Account service and literature Shareholders 1-800-225-2606 Investment professionals 1-800-343-2829 Retirement plan services 1-800-637-1255	Mailing address MFS Service Center, Inc. P.O. Box 55824 Boston, MA 02205-5824 Overnight mail MFS Service Center, Inc. c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to each series of the Registrant (collectively, the “Funds”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended August 31, 2009 and 2008, audit fees billed to the Funds by Deloitte were as follows:

	Audit Fees
	2009	2008
Fees billed by Deloitte:
MFS Government Money Market Fund	22,915	22,915
MFS Mid Cap Growth Fund	39,120	39,120
MFS Money Market Fund	27,801	33,015

Total	89,836	95,050

For the fiscal years ended August 31, 2009 and 2008, fees billed by Deloitte for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2009	2008	2009	2008	2009	2008
Fees billed by Deloitte:
To MFS Government Money Market Fund	0	0	3,335	3,229	1,068	1,207
To MFS Mid Cap Growth Fund	0	0	5,869	5,683	1,068	1,207
To MFS Money Market Fund	0	4,000	3,336	3,229	1,068	1,207

Total fees billed by Deloitte To above Funds:	0	4,000	12,540	12,141	3,204	3,621
To MFS and MFS Related Entities of MFS Government Money Market Fund*	1,210,192	1,340,542	0	0	178,392	191,422
To MFS and MFS Related Entities of MFS Mid Cap Growth Fund*	1,210,192	1,340,542	0	0	178,392	191,422
To MFS and MFS Related Entities of MFS Money Market Fund*	1,210,192	1,340,542	0	0	178,392	191,422

Aggregate fees for non-audit services:

	2009		2008
To MFS Government Money Market Fund, MFS and MFS Related Entities#	1,488,937		1,638,787
To MFS Mid Cap Growth Fund, MFS and MFS Related Entities#	1,491,471		1,641,241
To MFS Money Market Fund, MFS and MFS Related Entities#	1,488,938		1,642,787

*	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related analysis of certain portfolio holdings, and review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST IV

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President

Date: October 16, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President
(Principal Executive Officer)

Date: October 16, 2009

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, Treasurer
(Principal Financial Officer
and Accounting Officer)

Date: October 16, 2009

*	Print name and title of each signing officer under his or her signature.